                                                                   EXHIBIT 23.12



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Devon Energy Corporation of our report dated January 28, 2000 relating to the consolidated financial statements, which appear in Santa Fe Snyder Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP


Houston, Texas
June 22, 2000